UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2025
TRIUMPH FINANCIAL, INC.
(Exact name of Registrant as Specified in Its Charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700 Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TFIN	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TFINP	NASDAQ Global Select Market

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Forman Separation Agreement
On July 25, 2025, Melissa-Forman Barenblit, who ceased to serve as an executive officer of Triumph Financial, Inc. (the “Company”) effective March 19, 2025, entered into a Separation Agreement and Release (the “Forman Separation Agreement”) with respect to her employment with TBK Bank, SSB (“TBK Bank”), the Company’s wholly-owned bank subsidiary. Pursuant to the terms of the Forman Separation Agreement, (a) TBK Bank released Ms. Barenblit from her obligations set forth in Section 4.2(a), 4.2(b) and 4.2(e) of her Employment Agreement, dated July 1, 2022, as amended on March 28, 2025, with TBK Bank (the “Forman Employment Agreement”) and (b) TBK Bank and Ms. Barenblit agreed that her employment with TBK Bank will terminate effective seven (7) days following her execution of the Forman Separation Agreement and that TBK Bank will owe no further severance compensation or other benefits to Ms. Barenblit under the Forman Employment Agreement. The Forman Separation Agreement also includes a release of claims by Ms. Barenblit against TBK Bank and its affiliates.
The description of the Forman Separation Agreement is qualified in its entirety by reference to the full text of the Forman Separation Agreement, a copy of which is attached hereto at Exhibit 10.1 and incorporated into this Item 5.02 by reference.
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
10.1	Separation Agreement and Release, dated July 25, 2025, by and between Melissa Forman-Barenblit and TBK Bank, SSB
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
10.1	Separation Agreement and Release, dated July 25, 2025, by and between Melissa Forman-Barenblit and TBK Bank, SSB
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH FINANCIAL, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: July 30, 2025